Supplemental Information March 31, 2010

National Health Investors, Inc.

222 Robert Rose Drive

Murfreesboro, Tennessee 37129

Phone: (615) 890-9100

Fax: (615) 225-3030

www.nhinvestors.com

Email: investor_relations@nhinvestors.com

CORPORATE

Disclaimer

3

Analyst Coverage

4

Investor Relations Contact

4

Senior Management

4

Board of Directors

4

Company Profile

4

Long-Term Growth

5

Value Creation

5

Dividend History

5

FINANCIAL

Condensed Balance Sheets

6

Condensed Statements of Income

7

Funds From Operations - FFO

8

Funds Available for Distribution - FAD

9

EBITDA Reconciliation

10

Interest Coverage Ratio

10

PORTFOLIO

Portfolio Summary

11

Geographic Distribution

12

Lease Renewal Years

13

Mortgage Maturities

13

DEFINITIONS

Annualized Revenues

14

Facility Types

14

Funds available for distribution – FAD

14

Funds from operations – FFO

14

Normalized FAD

14

Normalized FFO

14

Investment (NBV)

14

CORPORATE

DISCLAIMER

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain “forward-looking” statements as that term is defined by the Private Securities Litigation Reform Act of 1995.  All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as “may”, “will”, “believes”, anticipates”, “expects”, “intends”, “estimates”, “plans”, and other similar expressions are forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking.  Such risks and uncertainties include, among other things, the following risks, which are described in more detail under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2009:

•

We depend on the operating success of our customers (facility operators) for collection of our revenues during this time of uncertain economic conditions and legislative healthcare reform in the U.S.;

•

We are exposed to risk that our tenants and mortgagees may become subject to bankruptcy or insolvency proceedings;

•

We are exposed to risks related to government regulations and the effect they have on our tenants’ and mortgagees’ business;

•

We are exposed to risk that the cash flows of our tenants and mortgagees will be adversely affected by increased liability claims and general and professional liability insurance costs;

•

We are exposed to risks related to environmental laws and the costs associated with the liability related to hazardous substances;

•

We depend on the success of future acquisitions and investments;

•

We depend on the ability to reinvest cash in real estate investments in a timely manner and on acceptable terms;

•

We may incur more debt and intend to replace our current credit facility with longer term debt in the future, which long term debt may be unavailable on terms acceptable to the Company;

•

We are exposed to the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties;

•

We are exposed to the risk that our assets may be subject to impairment charges;

•

We depend on the ability to continue to qualify as a real estate investment trust;

•

We have ownership limits in our charter with respect to our common stock and other classes of capital stock, and

•

We are subject to certain provisions of Maryland law and our charter and bylaws that could hinder, delay or prevent a change in control transaction, even if the transaction involves a premium price for our common stock or our stockholders believe such transaction to be otherwise in their best interests.

In this Supplemental Information we refer to non-GAAP financial measures.  These non-GAAP measures are not prepared in accordance with generally accepted accounting principles.  A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation.

Throughout this presentation, certain abbreviations and acronyms are used to simplify the format.  A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.

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ANALYST COVERAGE	INVESTOR RELATIONS CONTACT
Stifel Nicolaus & Company, Inc.	Roger R. Hopkins, CPA
J.J.B. Hilliard, W.L. Lyons, LLC	rhopkins@nhinvestors.com
(615) 890-9100 ext. 108

SENIOR MANAGEMENT	BOARD OF DIRECTORS
W. Andrew Adams	W. Andrew Adams	J. Justin Hutchens
Chairman and Chief Executive Officer	Chairman and Chief Executive Officer	President and Chief Operating Officer
	National Health Investors, Inc.	National Health Investors, Inc.
J. Justin Hutchens
President and Chief Operating Officer	Robert A. McCabe, Jr.	Robert T. Webb
	Chairman	President (Retired) and Founder
Roger R. Hopkins, CPA	Pinnacle Financial Partners	Webb's Refreshments, Inc.
Chief Accounting Officer
Ted H. Welch
Kristin S. Gaines	Ted Welch Investments
Chief Credit Officer

COMPANY PROFILE

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation incorporated in 1991, is a real estate investment trust ("REIT") which invests in income-producing health care properties primarily in the long-term care industry.  Our mission is to invest in health care real estate assets which generate current income that will be distributed to stockholders.  We have pursued this mission by acquiring properties to lease and making mortgage loans nationwide.  These investments involve 116 health care facilities in 21 states and include 81 skilled nursing facilities, 25 assisted living facilities, 4 medical office buildings, 4 independent living facilities, 1 acute psychiatric hospital and 1 acute care hospital.  We have funded these investments in the past through three sources of capital: (1) current cash flow, including principal prepayments from our borrowers, (2) the sale of equity securities, and (3) debt offerings, including the issuance of convertible debt instruments, bank lines of credit, and ordinary term loans.

Investor Snapshot as of		March 31, 2010

Exchange:	NYSE	52 week Low/High:	$24.63	$38.79	Market Capitalization:	$1.07 billion
Symbol:	NHI	Dividend/Yield:	$2.30	5.93%
Closing Price:	$38.76	Shares Outstanding:	27,645,498

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VALUE CREATION

Total Return*
	NHI	S&P 500	NAREIT
1 year	55.29%	49.77%	98.88%	S&P 500 – Standard & Poor’s Index of 500 large-cap common stocks
5 years	17.25%	1.92%	2.53%
10 years	21.72%	-0.65%	10.94%
15 years	16.64%	7.75%	9.92%	NAREIT – FTSE NAREIT US Real Estate Index Series of all publicly traded REITs
Since inception**	19.55%	8.30%	10.00%

*assumes reinvestment of dividends
**since inception of NHI in Oct. '91

DIVIDEND HISTORY

The Board of Directors approves a regular quarterly dividend which is reflective of expected taxable income on a recurring basis.  Company transactions that are infrequent and non-recurring that generate additional taxable income have been distributed to shareholders in the form of special dividends.  Taxable income is determined in accordance with the IRS Code and is different than net income for financial statement purposes determined in accordance with accounting principles generally accepted in the U.S.

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FINANCIAL

CONDENSED BALANCE SHEETS

(in thousands, except share amounts)

	March 31,	December 31,
Assets	2010	2009
Real estate properties:
Land	$41,035	$28,490
Buildings and improvements	410,655	322,296
Construction in progress	451,690	350,786
	(129,519)	(126,925)
Less accumulated depreciation	322,171	223,861

Mortgage notes receivable	74,009	94,588
Investment in preferred stock, at cost	38,132	38,132
Cash and cash equivalents	4,363	45,718
Marketable securities	21,666	21,322
Accounts receivable, net	3,701	2,189
Assets held for sale, net	33,420	33,420
Deferred costs and other assets	418	130
Total Assets	$497,880	$459,360

Liabilities and Stockholders' Equity
Borrowings under revolving credit facility	$33,935	$-
Earnest money deposit	3,250	150
Real estate purchase liabilities	4,000	3,000
Accounts payable and accrued expenses	2,688	2,754
Dividends payable	15,896	17,959
Deferred income	1,286	885
Total Liabilities	61,055	24,748

Commitments and Contingencies

Stockholders' Equity
Common stock, .01 par value; 40,000,000 shares authorized; 27,645,498 and
27,629,505 shares issued and outstanding, respectively	276	276
Capital in excess of par value	461,663	459,842
Cumulative net income	916,554	900,611
Cumulative dividends	(956,116)	(940,220)
Unrealized gains on marketable securities	14,448	14,103
Total Stockholders' Equity	436,825	434,612
Total Liabilities and Stockholders' Equity	$497,880	$459,360

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CONDENSED STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

	Three months ended
	March 31,
	2010	2009
Revenues:
Rental income	$18,453	$12,779
Mortgage interest income	1,996	1,913
	20,449	14,692

Expenses:
Interest	160	37
Depreciation	2,594	1,703
Amortization of loan costs	68	4
Legal	283	450
Franchise, excise and other taxes	278	275
General and administrative	3,806	1,589
Loan and realty losses (recoveries)	-	(1,077)
	7,189	2,981

Income before non-operating income	13,260	11,711
Non-operating income (investment and other)	1,433	1,735
Income from continuing operations	14,693	13,446
Income from discontinued operations	1,250	1,603

Net income	$15,943	$15,049

Weighted average common shares outstanding:
Basic	27,632,376	27,574,544
Diluted	27,681,479	27,582,228

Earnings per share:
Basic:
Income from continuing operations	$0.53	$0.49
Discontinued operations	0.05	0.06
Net income available to common stockholders	$0.58	$0.55

Diluted:
Income from continuing operations	$0.53	$0.49
Discontinued operations	0.05	0.06
Net income available to common stockholders	$0.58	$0.55

Dividends declared per common share	$0.575	$0.55

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FUNDS FROM OPERATIONS (FFO)

(in thousands, except share and per share amounts)

	Three months ended
	March 31,
	2010	2009

Net income	$15,943	$15,049
Real estate depreciation in continuing operations	2,461	1,681
Real estate depreciation in discontinued operations	-	248
Funds from operations	$18,404	$16,978
Collection and recognition into income of past due rent	(1,520)	-
Recoveries of previous write-downs	-	(1,077)
Settlement payment on terminated lease	-	(642)
Other one-time items	290	(161)
Normalized FFO	17,174	15,098

Weighted average common shares outstanding:
Basic	27,632,376	27,574,544
Diluted	27,681,479	27,582,228

FFO per share:
Basic	$0.67	$0.62
Diluted	$0.66	$0.62

Normalized FFO per share:
Basic	$0.62	$0.55
Diluted	$0.62	$0.55

FFO payout ratio:
Dividends declared per common share	$0.575	$0.55
FFO per diluted share	$0.66	$0.62
FFO payout ratio	87.1%	88.7%

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FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

(in thousands, except share and per share amounts)

	Three months ended
	March 31,
	2010	2009

Net income	$15,943	$15,049
Real estate depreciation in continuing operations	2,461	1,681
Real estate depreciation in discontinued operations	-	248
Straight-line lease revenue, net	(662)	(57)
Non-cash stock based compensation	1,821	625
Funds available for distribution	$19,563	$17,546
Collection and recognition into income of past due rent	(1,520)	-
Recoveries of previous write-downs	-	(1,077)
Settlement payment on terminated lease	-	(642)
Other one-time items	290	(161)
Normalized FAD	18,333	15,666

Weighted average common shares outstanding:
Basic	27,632,376	27,574,544
Diluted	27,681,479	27,582,228

FAD per share:
Basic	$0.71	$0.64
Diluted	$0.71	$0.64

Normalized FAD per share:
Basic	$0.66	$0.57
Diluted	$0.66	$0.57

FAD payout ratio:
Dividends declared per common share	$0.575	$0.55
FAD per diluted share	$0.71	$0.64
FAD payout ratio	81.0%	85.9%

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EBITDA RECONCILIATION AND INTEREST COVERAGE RATIO

(in thousands)

	Three months ended
	March 31,
	2010	2009

Net income	$15,943	$15,049
Interest	160	37
Franchise, excise and other taxes	278	275
Depreciation in continuing operations	2,594	1,703
Depreciation in discontinued operations	-	248
Amortization of loan costs	68	4
EBITDA	$19,043	$17,316

Interest	$160	$37

Interest Coverage Ratio	119	468

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PORTFOLIO

PORTFOLIO SUMMARY as of March 31, 2010

	Properties	Beds/Units/ Sq. Ft.	Investment (NBV)	YTD Revenue	% of segment
Leases
Skilled Nursing (1)	53	7,040	$183,857,000	$12,208,000	66.15%
Assisted Living	23	1,483	103,414,000	4,572,000	24.78%
Acute Care Hospitals	1	55	5,925,000	702,000	3.80%
Acute Psychiatric Hospitals	1	66	12,474,000	92,000	0.50%
Independent Living	4	456	7,089,000	468,000	2.54%
Medical Office Buildings	4	124,427	8,640,000	411,000	2.23%
Total Leases	86		$321,399,000	$18,453,000	100.00%

(1) Skilled Nursing
NHC facilities*	38	5,274	$48,244,000	$8,932,000	48.40%
All other facilities	15	1,766	135,613,000	3,276,000	17.75%
	53	7,040	$183,857,000	$12,208,000	66.15%

* On October 17, 1991, the NHC facilities were transferred to NHI at their then current book value in a non-taxable exchange.

Mortgages
Skilled Nursing	28	2,772	$69,345,000	$1,871,000	93.74%
Assisted Living	2	146	4,664,000	125,000	6.26%
Total Mortgages	30	2,918	$74,009,000	$1,996,000	100.00%

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GEOGRAPHIC DISTRIBUTION as of March 31, 2010

								YTD	% of
	SNF	ALF	MOB	ILF	ACH	APH	Total	Revenue	Total
Tennessee	20	3	-	2	-	-	25	$4,974,000	24.33%
Florida	10	4	1	-	-	-	15	3,882,000	18.98%
Texas	9	-	2	-	-	-	11	2,114,000	10.34%
Arizona	1	4	-	-	-	-	5	1,956,000	9.57%
South Carolina	4	1	-	-	-	-	5	1,827,000	8.93%
Kentucky	2	-	-	-	1	-	3	1,067,000	5.22%
Missouri	8	-	-	1	-	-	9	779,000	3.81%
Michigan	-	4	-	-	-	-	4	613,000	3.00%
Alabama	2	-	-	-	-	-	2	561,000	2.74%
Virginia	7	-	-	-	-	-	7	534,000	2.61%
Georgia	5	-	-	-	-	-	5	441,000	2.16%
New Jersey	-	1	-	-	-	-	1	343,000	1.68%
Idaho	1	-	-	1	-	-	2	229,000	1.12%
Massachusetts	4	-	-	-	-	-	4	223,000	1.09%
Minnesota	-	5	-	-	-	-	5	217,000	1.06%
Illinois	-	1	1	-	-	-	2	183,000	0.89%
Kansas	5	-	-	-	-	-	5	154,000	0.75%
New Hampshire	3	-	-	-	-	-	3	135,000	0.66%
Pennsylvania	-	1	-	-	-	-	1	101,000	0.49%
California	-	-	-	-	-	1	1	92,000	0.45%
Oregon	-	1	-	-	-	-	1	24,000	0.12%
	81	25	4	4	1	1	116	$20,449,000	100.00%

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LEASE RENEWAL YEARS AND MORTGAGE MATURITIES as of March 31, 2010

	2010	2011	2012	2013	2014	2015 - 2018	2019 - 2022	Thereafter	TOTALS
Leases
Skilled Nursing
Annualized Revenue	$282,000	$1,021,000	$-	$-	$6,759,000	$427,000	$34,969,000	$6,809,000	$50,267,000
Properties	1	1	-	-	6	1	40	4	53
Assisted Living
Annualized Revenue	-	373,000	-	1,407,000	-	2,518,000	413,000	9,626,000	14,337,000
Properties	-	1	-	1	-	3	1	17	23
Medical Office Buildings
Annualized Revenue	-	599,000	-	404,000	-	681,000	-	-	1,684,000
Properties	-	2	-	1	-	1	-	-	4
Independent Living
Annualized Revenue	-	657,000	-	-	-	-	1,186,000	-	1,843,000
Properties	-	1	-	-	-	-	3	-	4
Acute Care Hospitals
Annualized Revenue	-	-	2,880,000	-	-	-	-	-	2,880,000
Properties	-	-	1	-	-	-	-	-	1
Acute Psychiatric Hospitals
Annualized Revenue	-	-	-	-	-	-	-	1,593,000	1,593,000
Properties	-	-	-	-	-	-	-	1	1

Total Annualized Revenues	$282,000	$2,650,000	$2,880,000	$1,811,000	$6,759,000	$3,626,000	$36,568,000	$18,028,000	$72,604,000

Mortgages
Skilled Nursing
Annualized Revenue	$-	$1,468,000	$984,000	$186,000	$1,016,000	$185,000	$244,000	$1,402,000	$5,485,000
Properties	-	7	3	1	8	3	-	6	28
Assisted Living
Annualized Revenue	-	-	-	-	97,000	417,000	-	-	514,000
Properties	-	-	-	-	1	1	-	-	2

Total Annualized Revenues	$-	$1,468,000	$984,000	$186,000	$1,113,000	$602,000	$244,000	$1,402,000	$5,999,000

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DEFINITIONS

Annualized Revenue

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals.  Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

Facility Types

ACH – Acute-care hospital

ALF – Assisted living facility

APH – Acute psychiatric hospital

ILF – Independent living facility

MOB – Medical office building

SNF –Skilled nursing facility

Funds available for distribution - FAD

FAD is usually calculated by subtracting from Funds from Operations (FFO) both normalized recurring expenditures that are capitalized by the REIT and then amortized, but which are necessary to maintain a REIT's properties and its revenue stream (e.g., new carpeting and drapes in apartment units, leasing expenses and tenant improvement allowances) and "straight-lining" of rents.  This calculation is sometimes referred to as Cash Available for Distribution (CAD) or Funds Available for Distribution (FAD).  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our FAD may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FAD, caution should be exercised when comparing our Company’s FAD to that of other REITs.  FAD in and of itself does not represent cash generated from operating activities in accordance with GAAP (FAD does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Funds from operations - FFO

FFO is an important supplemental measure of operating performance for a REIT.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO.  FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation.  The term FFO was designed by the REIT industry to address this issue.  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our FFO may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company’s FFO to that of other REITs.  FFO in and of itself does not represent cash generated from operating activities in accordance with GAAP (FFO does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Normalized FAD

Normalized FAD excludes from FAD any material one-time items reflected in GAAP net income.  Excluded items may include, but are not limited to, impairments of assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, asset write-downs and recoveries of previous write-downs.

Normalized FFO

Normalized FFO excludes from FFO any material one-time items reflected in GAAP net income.  Excluded items may include, but are not limited to, impairments of assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, asset write-downs and recoveries of previous write-downs.

Investment (NBV)

The term Investment (NBV) refers to the net carrying value of our real estate and mortgage investments.

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